CERTIFICATION PURSUANT TO SECTION 906 OF THE
                               SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of AllianceBernstein Variable Products Series Fund, Inc. (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 28, 2005

                                  By:     /s/ Marc O. Mayer
                                          ----------------------------
                                          Marc O. Mayer
                                          President

                                  By:     /s/ Mark D. Gersten
                                          ----------------------------
                                          Mark D. Gersten
                                          Treasurer and Chief Financial Officer



This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.